INCORPORATED IN THE STATE OF NEVADA


                              HOME WEB, INC.
                       50,000,000 AUTHORIZED SHARES
                        PAR VALUE $0.001 PER SHARE

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   |  NUMBER  |                                                 |  SHARES  |
   |          |                                                 |          |
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                                                            CUSIP#:43738U 10 2

                            THE SHARES OF STOCK REPRESENTED  BY  THIS
                            CERTIFICATE  HAVE   NOT  BEEN  REGISTERED
                            UNDER THE  SECURITIES  ACT  OF  1933,  AS
                            AMENDED, AND MAY NOT BE SOLD OR OTHERWISE
                            TRANSFERRED UNLESS  COMPLIANCE  WITH  THE
THIS CERTIFIES THAT         REGISTRATION PROVISIONS OF  SUCH ACT  HAS
                            BEEN MADE OR UNLESS  AVAILABILITY  OF  AN
                            EXEMPTION     FROM    SUCH   REGISTRATION
                            PROVISIONS HAS BEEN MADE OR  UNLESS  SOLD
                            PURSUANT TO RULE 144 UNDER THE SECURITIES
                            ACT OF 1933, AS AMENDED.

IS THE RECORD HOLDER OF


                              HOME WEB, INC.
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

       Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.



Dated:

                              HOME WEB, INC.

                                CORPORATE
                                 NEVADA
----------------------------                ------------------------------------
        PRESIDENT                                      SECRETARY
                              CORPORATE SEAL


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NOTICE:

The following abbreviations, when used is the inscription on the face of this certificate, shall be construed as they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common         UGMA-(State) - Uniform Gift to Minors Act
TEN ENT - as tenants in entireties     JT TEN - as  joint tenants with rights of
JT - as joint tenants with rights               survivorship
     of survivorship

     Additional abbreviations may be used though no in the above list.


FOR VALUE RECEIVED,___________________HEREBY SELL AND TRANSFER UNTO,

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| Please insert Social Security Number or other identifying number of assignee.|
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________________________________________________________________________________
    Please print or type name and address, including zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

___________________Shares of the capital stock represented by the within certif-cate, and do hereby irrevocably constitute and appoint:

________________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED:______________________________
                                              __________________________________
                                              NOTICE: The  signature   to   this
THE SHARES OF STOCK REPRESENTED  BY  THIS             assignment must correspond
CERTIFICATE  HAVE   NOT  BEEN  REGISTERED             with the name  as  written
UNDER THE  SECURITIES  ACT  OF  1933,  AS             upon  the   face   of  the
AMENDED, AND MAY NOT BE SOLD OR OTHERWISE             certificate    in    every
TRANSFERRED UNLESS  COMPLIANCE  WITH  THE             particular  without
REGISTRATION PROVISIONS OF  SUCH ACT  HAS             alteration or
BEEN MADE OR UNLESS  AVAILABILITY  OF  AN
EXEMPTION     FROM    SUCH   REGISTRATION
PROVISIONS HAS BEEN MADE OR  UNLESS  SOLD
PURSUANT TO RULE 144 UNDER THE SECURITIES
ACT OF 1933, AS AMENDED.

           TRANSFER FEE: $18.00 PER CERTIFICATE ISSUED IN ADVANCE
                          SUBMIT TRANSFERS TO:
                       SILVERADO STOCK TRANSFER, INC.
                       8170 S. EASTERN AVE., STE 4-602
                         LAS VEGAS, NEVADA 89123


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